UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Build America Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Build America Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

July 31, 2011

   Annual Report

     BlackRock Build America Bond Trust (BBN)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in economic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington, DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011

	6-month	12-month
US large cap equities	1.46%	19.65%
(S&P 500® Index)
US small cap equities	2.63	23.92
(Russell 2000® Index)
International equities	0.93	17.17
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.23	17.45
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.07	0.14
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.93	4.53
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.23	4.44
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.27	3.24
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	3.90	12.89
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter municipal yield curve at that time as compared to July 31, 2011. From July through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%. However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The BAB program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through July, new issuance was down 40% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

Municipals displayed an impressive degree of resiliency throughout the month of July as Moody’s Investors Service signaled that its potential downgrade of US government debt could also result in downgrades of a number of triple A-rated states and nearly 200 local general obligation issues. July also brought weaker US economic data. The housing market remained sluggish, fewer jobs were created and consumer confidence declined. US Treasury yields moved lower, dragging municipal yields down, which pushed bond prices up.

Overall, the municipal yield curve steepened during the period from July 31, 2010 to July 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 38 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 13 bps to 1.16%, and 10-year maturities increased by 10 bps to 2.67%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 51 bps, while overall the slope between 2- and 30-year maturities increased by 35 bps to 3.95%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Trust Summary as of July 31, 2011

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”) issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the US Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the period beginning with the Trust’s initial trading date on August 27, 2010 through July 31, 2011, the Trust returned (1.79)% based on market price and 13.84% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average return of 9.25% based on market price and 10.32% based on NAV. All returns reflect reinvestment of dividends. The Trust began the period with a premium to NAV, and ended the period with a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust began investing in Build America Bonds (BABs) in late August. This timing was beneficial because BAB supply was robust last fall as issuers were anxious to market their bonds before the possible year-end expiration of the BAB program (which ultimately did expire at year end). Additionally, interest rates were trending upward at that time, which enabled the Trust to invest at highly favorable yields. By the end of 2010, the Trust was fully invested with leverage at approximately 31% of total managed assets. The Trust benefited from significant spread tightening when new issues became scarce in 2011. The Trust’s holdings of longer-dated, non-callable bonds derived the greatest benefit from spread tightening. As interest rates generally declined in the second half of the period, the Trust’s long duration exposure enhanced returns. Short-term rates, at which the Trust borrows to create leverage, remained favorable throughout the period. Detracting from performance was the Trust’s allocation to callable bonds. As spreads tightened in the second half of the period, call features limited the upside price performance of these holdings. In addition, the Trust’s strategy for hedging interest rate risk had a negative impact. In particular, the Trust’s short position in interest rate futures detracted as rates generally declined in the second half of the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Yield on Closing Market Price as of July 31, 2011 ($18.41)[1]	7.71%
Current Monthly Distribution per Common Share[2]	$0.1183
Current Annualized Distribution per Common Share[2]	$1.4196
Leverage as of July 31, 2011[3]	31%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	7/31/11	8/27/10[4]	Change	High	Low
Market Price	$18.41	$20.00	(7.95)%	$20.80	$16.88
Net Asset Value	$20.38	$19.10	6.70%	$20.38	$17.22

[4]	Commencement of operations.

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

7/31/11
Transportation	32%
Utilities	27
County/City/Special District/School District	18
Education	11
State	10
Housing	2

Credit Quality Allocations[5]
7/31/11
AAA/Aaa	5%
AA/Aa	58
A	34
BBB/Baa	3

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may utilize leverage through entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trust had not used leverage.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The Trust may also leverage its assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to enter into reverse repurchase agreements and/or TOBs in an amount of up to 50% of its total managed assets at the time of entering into the transactions. Under normal circumstances, the Trust anticipates that the total economic leverage from reverse repurchase agreements and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2011, the Trust had 31% economic leverage from reverse repurchase agreements and/or TOBs as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Schedule of Investments July 31, 2011	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
Arizona — 2.1%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41	$25,000	$24,917,250
California — 30.8%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery, Series Z, 7.05%, 12/01/44 (a)	11,000	11,892,650
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.79%, 4/01/30	1,000	1,152,320
Series S-1, 6.92%, 4/01/40	13,700	16,216,827
Series S-3, 6.91%, 10/01/50	14,000	16,095,100
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	9,015	9,917,762
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	15,063,685
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (a)	10,000	11,678,100
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	37,500	39,186,750
7.00%, 7/01/41	17,225	18,940,955
Los Angeles Unified School District California, GO, Build America Bonds, 6.76%, 7/01/34	13,000	15,458,560
Metropolitan Water District of Southern California, RB, Build America Bonds, 6.95%, 7/01/40 (a)	12,000	13,246,440
Orange County Local Transportation Authority, RB, Build America Bonds, Series A, 6.91%, 2/15/41 (a)	5,000	6,030,550
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	7,866,225
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	19,808,600
Riverside Community College District, GO, Build America Bonds, Series EL, 7.02%, 8/01/40	11,000	11,561,880
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Series SU, 6.63%, 7/01/40	29,500	30,251,955
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Series D, 6.00%, 11/01/40 (a)	21,255	22,432,527
State of California, GO, Build America Bonds:
7.63%, 3/01/40	8,950	11,127,893
7.60%, 11/01/40	15,000	18,879,750
Various Purpose, 7.55%, 4/01/39	9,035	11,214,332
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	23,876,160
6.30%, 5/15/50	26,310	26,102,940
		358,001,961

Taxable Municipal Bonds	Par (000)	Value
Colorado — 3.3%
Denver Public Schools, COP, Refunding, Series B, 7.02%, 12/15/37	$6,000	$6,961,740
Regional Transportation District, COP, Build America Bonds, 7.67%, 6/01/40	23,000	25,995,750
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	5,386,300
		38,343,790
District Of Columbia — 2.4%
Metropolitan Washington Airports Authority, RB, Build America Bonds:
7.46%, 10/01/46	1,700	1,757,137
Series D, 8.00%, 10/01/47	10,750	10,836,860
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	14,705,700
		27,299,697
Florida — 3.3%
City of Sunrise Florida, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	25,325,750
County of Pasco Florida, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,569,675
Florida Governmental Utility Authority, Refunding RB, Build America Bonds, Series B, 6.55%, 10/01/40	9,000	9,427,050
Town of Davie Florida, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,604,825
		38,927,300
Georgia — 4.9%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds:
6.66%, 4/01/57	35,665	34,853,621
Series PL, 6.64%, 4/01/57	12,314	12,291,958
Series PL, 7.06%, 4/01/57	10,000	9,767,800
		56,913,379
Hawaii — 2.9%
University of Hawaii, RB, Build America Bonds, 6.03%, 10/01/40	33,000	33,846,780
Illinois — 19.1%
Chicago Board of Education, GO, Build America Bonds, 6.52%, 12/01/40	25,000	26,562,250
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	16,621,648
Series A, 6.90%, 12/01/40	4,075	4,586,616
Series B, 6.90%, 12/01/40	4,900	5,515,195
City of Chicago Illinois, GO, Build America Bonds, Recovery, Series Z, 6.26%, 1/01/40	19,000	19,503,310

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGM	Assured Guaranty Municipal Corp.
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, RB, Build America Bonds:
6.85%, 1/01/38 (a)	$30,110	$31,730,520
6.40%, 1/01/40	1,500	1,652,565
6.74%, 11/01/40 (a)	15,250	17,096,623
City of Chicago Illinois, Refunding RB, Build America Bonds, 6.90%, 1/01/40 (a)	36,000	40,659,480
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	5,000	4,924,550
Illinois Municipal Electric Agency, RB, Build America Bonds, 7.29%, 2/01/35	15,000	17,693,400
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	5,802,250
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	26,995	30,363,436
		222,711,843
Indiana — 3.3%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39	7,900	8,397,384
Indiana Finance Authority, Refunding RB, Ascension Health Senior Credit, Series B-4, 5.00%, 11/15/39	7,500	7,513,275
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, 5.59%, 1/01/42	22,290	22,300,476
		38,211,135
Iowa — 0.2%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series A, 6.50%, 6/01/23	2,640	2,504,753
Kentucky — 0.9%
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	10,355,100
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, 6.75%, 7/01/36	5,000	4,999,650
Massachusetts — 1.5%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery, Series Z, 5.73%, 6/01/40 (a)	5,000	5,571,100
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	11,950,200
		17,521,300
Michigan — 1.6%
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	10,000	9,992,300
Michigan State University, RB, Build America Bonds, 6.17%, 2/15/50	5,500	5,940,110
State of Michigan, RB, Build America Bonds, Series B, 7.63%, 9/15/27	2,000	2,164,380
		18,096,790
Minnesota — 1.1%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, 5.93%, 1/01/43	8,000	7,755,920
Western Minnesota Municipal Power Agency, RB, Build America Bonds, 6.77%, 1/01/46	5,000	5,466,000
		13,221,920

Taxable Municipal Bonds	Par (000)	Value
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	$5,000	$5,521,200
Missouri — 2.0%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, 7.73%, 1/01/39	13,835	14,799,853
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	7,000	8,003,380
		22,803,233
Nevada — 1.1%
County of Clark Nevada, RB, Build America Bonds:
Series B, 6.88%, 7/01/42	10,000	10,420,600
Series C, 6.82%, 7/01/45	2,000	2,271,580
		12,692,180
New Jersey — 15.2%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,237,600
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35 (a)	15,000	15,726,900
Series A (NPFGC), 7.43%, 2/15/29	20,702	24,006,867
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44 (a)	20,250	19,859,377
New Jersey State Turnpike Authority, RB, Build America Bonds:
7.41%, 1/01/40	6,790	8,670,423
Series A, 7.10%, 1/01/41	34,000	42,068,540
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	9,159,600
Series C, 5.75%, 12/15/28	7,500	7,770,600
Series C, 6.10%, 12/15/28 (a)	42,500	44,358,100
		176,858,007
New York — 14.1%
City of New York New York, GO, Build America Bonds, 5.82%, 10/01/31	20,000	20,614,200
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	2,220	2,486,089
7.34%, 11/15/39	13,245	16,577,707
Series TR, 6.69%, 11/15/40	13,000	14,594,320
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.79%, 6/15/41 (a)	25,000	25,661,000
Build America Bonds, 6.45%, 6/15/41 (a)	6,300	6,711,768
Build America Bonds, 6.12%, 6/15/42	2,445	2,545,612
Build America Bonds, 6.49%, 6/15/42	2,000	2,133,240
Second General Resolution, 6.28%, 6/15/42 (a)	20,000	21,604,000
New York City Transitional Finance Authority, RB, Build America Bonds (a):
5.57%, 11/01/38	19,000	20,457,870
Series FU, 6.27%, 8/01/39	14,795	15,270,659
New York State Dormitory Authority, RB, Build America Bonds, 5.39%, 3/15/40 (a)	15,000	15,694,350
		164,350,815

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
Ohio — 6.6%
American Municipal Power-Ohio, Inc., RB, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	$10,000	$12,761,800
County of Hamilton Ohio, RB, Build America Bonds, Series GT, 6.50%, 12/01/34	10,000	10,476,900
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	25,625	26,020,906
Mariemont City School District, GO, Build America Bonds, 6.55%, 12/01/47	10,055	10,117,240
Princeton City School District, GO, Refunding, Build America Bonds, Series SC (a):
6.09%, 12/01/40	9,290	9,226,271
6.39%, 12/01/47	8,225	8,144,971
		76,748,088
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series M, 6.44%, 1/01/45	3,500	3,577,665
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, 6.53%, 6/15/39	12,250	13,243,230
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,404,250
South Carolina — 1.3%
South Carolina State Public Service Authority, RB, Build America Bonds, 6.45%, 1/01/50	13,000	14,858,350
Tennessee — 3.5%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 7/01/43	34,910	40,309,181
Texas — 10.1%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	21,775	21,941,797
City of San Antonio Texas, RB, Build America Bonds (a):
6.31%, 2/01/37	35,000	37,613,450
6.17%, 2/01/41	19,000	19,709,270
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	14,000	15,280,580
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48 (a)	7,500	7,408,425
Katy ISD, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41 (a)	5,000	5,275,700
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40 (a)	10,000	10,403,900
		117,633,122
Utah — 3.4%
County of Utah, RB, Build America Bonds, Recovery, Series Z, 7.13%, 12/01/39	11,800	12,449,826
Utah Transit Authority, RB, Build America Bonds, Series SU, 5.71%, 6/15/40	26,000	26,841,620
		39,291,446

Taxable Municipal Bonds	Par (000)	Value
Washington — 1.7%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	$7,090	$7,582,542
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	11,550	12,559,239
		20,141,781
West Virginia — 0.6%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	9,335	7,125,219
Total Taxable Municipal Bonds — 139.8%		1,626,430,415

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Illinois — 2.5%
Cook County Illinois, GO, Build America Bonds, 6.23%, 11/15/34	27,000	29,192,130
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.5%		29,192,130
Total Long-Term Investments (Cost — $1,575,188,460) — 142.3%		1,655,622,545

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (c)(d)	1,448,706	1,448,706
Total Short-Term Securities (Cost — $1,448,706) — 0.1%		1,448,706
Total Investments (Cost — $1,576,637,166*) — 142.4%		1,657,071,251
Liabilities in Excess of Other Assets — (41.2)%		(479,540,208)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.2)%		(13,512,203)
Net Assets — 100.0%		$1,164,018,840

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,563,137,166
Gross unrealized appreciation	$87,454,993
Gross unrealized depreciation	(7,020,908)
Net unrealized appreciation	$80,434,085

(a)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	9

Schedule of Investments (concluded)

(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 27, 2010[1]	Net Activity	Shares Held at July 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,448,706	1,448,706	$195,675

[1]	Commencement of operations.

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
830	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$103,391,783	$(2,951,967)

•	Reverse repurchase agreements outstanding as of July 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
JPMorgan Chase & Co., Inc.	0.70%	4/05/11	Open	$9,315,325	$9,294,000
Morgan Stanley & Co., Inc.	0.75%	4/12/11	Open	32,888,379	32,812,500
Morgan Stanley & Co., Inc.	0.75%	4/27/11	Open	13,579,605	13,552,500
JPMorgan Chase & Co., Inc.	0.70%	5/09/11	Open	170,404,440	170,126,567
Morgan Stanley & Co., Inc.	0.75%	5/09/11	Open	22,278,920	22,240,000
Deutsche Bank Securities, Inc.	0.55%	5/10/11	Open	30,571,843	30,533,125
JPMorgan Chase & Co., Inc.	0.69%	5/16/11	Open	17,435,694	17,410,000
JPMorgan Chase & Co., Inc.	0.70%	5/16/11	Open	45,736,375	45,668,000
Citigroup Global Markets, Inc.	0.75%	5/16/11	Open	17,936,988	17,908,260
Deutsche Bank Securities, Inc.	0.55%	5/17/11	Open	11,676,542	11,663,000
JPMorgan Chase & Co., Inc.	0.71%	5/17/11	Open	5,127,674	5,120,000
Deutsche Bank Securities, Inc.	0.55%	5/18/11	Open	25,292,097	25,263,150
Deutsche Bank Securities, Inc.	0.55%	5/25/11	Open	6,569,318	6,562,500
Citigroup Global Markets, Inc.	0.75%	6/22/11	Open	12,580,475	12,570,000
Barclays Capital, Inc.	0.50%	7/26/11	Open	81,012,376	81,005,625
Total				$502,406,051	$501,729,227

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,655,622,545	—	$1,655,622,545
Short-Term Securities	$1,448,706	—	—	1,448,706
Total	$1,448,706	$1,655,622,545	—	$1,657,071,251

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(2,951,967)	—	—	$(2,951,967)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Statement of Assets and Liabilities

July 31, 2011
Assets
Investments at value — unaffiliated (cost — $1,575,188,460)	$1,655,622,545
Investments at value — affiliated (cost — $1,448,706)	1,448,706
Cash	1,731,438
Cash pledged as collateral for financial futures contracts	2,090,000
Interest receivable	23,459,222
Investments sold receivable	10,587,586
Income receivable — affiliated	103
Prepaid expenses	20,498
Other assets	37,424
Total assets	1,694,997,522

Accrued Liabilities
Cash received as collateral for reverse repurchase agreements	6,339,516
Investments purchased payable	4,881,850
Margin variation payable	1,711,875
Income dividends payable	1,036,378
Investment advisory fees payable	773,325
Interest expense and fees payable	689,027
Officer’s and Trustees’ fees payable	32,689
Other accrued expenses payable	284,795
Total accrued liabilities	15,749,455

Other Liabilities
Reverse repurchase agreements	501,729,227
TOB trust certificates	13,500,000
Total other liabilities	515,229,227
Total liabilities	530,978,682
Net Assets	$1,164,018,840

Net Assets Consist of
Paid-in capital	$1,088,757,045
Undistributed net investment income	392,173
Accumulated net realized loss	(2,612,496)
Net unrealized appreciation/depreciation	77,482,118
Net Assets	$1,164,018,840

Net Asset Value
Net asset value	$20.38
Shares outstanding, unlimited number of shares authorized, $0.001 par value	57,103,349

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	11

Statement of Operations

Period August 27, 2010[1] to July 31, 2011
Investment Income
Interest	$77,798,232
Income — affiliated	197,336
Total income	77,995,568

Expenses
Investment advisory	7,207,090
Professional	174,416
Accounting services	127,135
Officer and Trustees	91,439
Printing	89,196
Custodian	80,208
Organization	33,000
Registration	14,980
Transfer agent	13,096
Miscellaneous	65,157
Total expenses excluding interest expense and fees	7,895,717
Interest expense and fees[2]	2,401,883
Total expenses	10,297,600
Less fees waived by advisor	(63,608)
Total expenses after fees waived	10,233,992
Net investment income	67,761,576

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,061,442
Financial futures contracts	(3,531,342)
(2,469,900)
Net unrealized appreciation/depreciation on:
Investments	80,434,085
Financial futures contracts	(2,951,967)
77,482,118
Total realized and unrealized gain	75,012,218
Net Increase in Net Assets Resulting from Operations	$142,773,794

[1]	Commencement of operations.

[2]	Related to TOBs and reverse repurchase agreements.

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period August 27, 2010[1] to July 31, 2011
Operations
Net investment income	$67,761,576
Net realized loss	(2,469,900)
Net unrealized appreciation/depreciation	77,482,118
Net increase in net assets resulting from operations	142,773,794

Dividends and Distributions to Shareholders From
Net investment income	(67,402,403)
Net realized gain	(142,596)
Decrease in net assets resulting from dividends and distributions to shareholders	(67,544,999)

Capital Share Transactions
Net proceeds from the issuance of shares	967,503,407
Net proceeds from the underwriter’s over-allotment option exercised	119,881,914
Reinvestment of dividends	1,304,712
Net increase in net assets derived from capital share transactions	1,088,690,033

Net Assets
Total increase in net assets	1,163,918,828
Beginning of period	100,012
End of period	$1,164,018,840
Undistributed net investment income	$392,173

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	13

Statement of Cash Flows

Period August 27, 2010[1] to July 31, 2011
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$142,773,794
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(23,459,222)
Increase in other assets	(37,424)
Increase in income receivable — affiliated	(103)
Increase in prepaid expenses	(20,498)
Increase in cash pledged as collateral in connection with financial futures contracts	(2,090,000)
Increase in margin variation payable	1,711,875
Increase in cash received as collateral for reverse repurchase agreements	6,339,516
Increase in investment advisory fees payable	773,325
Increase in interest expense payable	689,027
Increase in Officer’s and Trustees’ fees payable	32,689
Increase in other accrued expenses payable	284,795
Decrease in organization costs payable	(33,000)
Net realized and unrealized gain	(81,458,103)
Amortization of premium and discount on investments	247,442
Proceeds from sales of long-term investments	148,289,904
Purchases of long-term investments	(1,728,407,524)
Net purchases of short-term securities	(1,448,706)
Cash used for operating activities	(1,535,812,213)

Cash Provided by Financing Activities
Proceeds from issuance of shares	1,087,385,321
Cash receipts from TOB trust certificates	13,500,000
Cash receipts from reverse repurchase agreements	788,718,221
Cash payments for reverse repurchase agreements	(286,988,994)
Cash dividends paid to shareholders	(65,203,909)
Cash provided by financing activities	1,537,410,639

Cash
Net change in cash	1,598,426
Cash at beginning of period	133,012
Cash at end of period	$1,731,438

Cash Flow Information
Cash paid during the period for interest and fees	$1,712,856

Noncash Financing Activities
Capital shares issued in reinvestment of dividends to shareholders	$1,304,712

[1]	Commencement of operations.

A Statement of Cash Flows is presented when the Trust has a significant amount of borrowings during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Financial Highlights

Period August 27, 2010[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$19.10 [2]
Net investment income[3]	1.20
Net realized and unrealized gain	1.30
Net increase from investment operations	2.50
Dividends and distributions to shareholders from:
Net investment income	(1.18)
Net realized gain	(0.00)[4]
Total dividends and distributions to shareholders	(1.18)
Capital charges with respect to issuance of shares	(0.04)
Net asset value, end of period	$20.38
Market price, end of period	$18.41

Total Investment Return[5]
Based on net asset value	13.84%[6]
Based on market price	(1.79)%[6]

Ratios to Average Net Assets
Total expenses	1.06%[7]
Total expenses after fees waived	1.06%[7]
Total expenses after fees waived and excluding interest expense and fees[8]	0.81%[7]
Net investment income	6.99%[7]

Supplemental Data
Net assets, end of period (000)	$1,164,019
Borrowings outstanding, end of period (000)	$515,229
Average borrowings outstanding during the period (000)	$368,555
Portfolio turnover	13%
Asset coverage, end of period per $1,000 of borrowings	$3,259

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Interest expense and fees related to TOBs and reverse repurchase agreements. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	15

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Build America Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. Prior to commencement of operations on August 27, 2010, the Trust had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on July 16, 2010 to BlackRock Holdco. 2, Inc. for $100,012. Investment operations for the Trust commenced on August 27, 2010. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOBs: The Trust leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Trust include the right of the Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the period August 27, 2010 to July 31, 2011, no TOBs that the Trust participated in were terminated without the consent of the Trust.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. The Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trust’s

16	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Notes to Financial Statements (continued)

Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statement of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statement of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
$29,192,130	$13,500,000	0.34%

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and dividends to share-holders.Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s net asset value per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. The statute of limitations on the Trust’s income tax returns remains open for the period ended July 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trust’s financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	17

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Value of Derivative Financial Instruments as of July 31, 2011
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*	$(2,951,967)

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended July 31, 2011
Net Realized Loss From
Interest rate contracts:
Financial futures contracts	$(3,531,342)
Net Unrealized Depreciation on
Interest rate contracts:
Financial futures contracts	$(2,951,967)

For the period August 27, 2010 to July 31, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts sold	369
Average notional value of contracts sold	$45,318,059

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but Barclays is not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities.

18	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period August 27, 2010 to July 31, 2011, were $1,733,289,374 and $158,877,490, respectively.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of July 31, 2011 attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(33,000)
Undistributed net investment income	$33,000

The tax character of distributions paid during the period August 27, 2010 to July 31, 2011 was as follows:

Ordinary income	$67,544,999

As of July 31, 2011, the tax components of undistributed net earnings were as follows:

Undistributed ordinary income	$392,173
Net unrealized gains*	74,869,622
Total	$75,261,795

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.

6. Borrowings:

For the period August 27, 2010 to July 31, 2011, the Trust’s daily weighted average interest rate from TOBs and reverse repurchase agreements was 0.70%.

7. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

As of July 31, 2011, the Trust invested a significant portion of its assets in securities in the transportation and utilities sectors. Changes in economic conditions affecting the transportation and utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	19

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

At July 31, 2011, 6,964 shares were owned by affiliates.

Shares issued and outstanding for the period August 27, 2010 to July 31, 2011, increased by 69,845 as a result of dividend reinvestment, 50,750,000 from the initial public offering and 6,276,540 from the underwriters’ exercising the over-allotment option.

Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs incurred in connection with the Trust’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,854,593.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Trust paid a net investment income dividend of $0.1183 per share on August 31, 2011 to shareholders of record on August 15, 2011.

20	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of BlackRock Build America Bond Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Build America Bond Trust (the “Trust”), including the schedule of investments, as of July 31, 2011, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from August 27, 2010 (commencement of operations) to July 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of BlackRock Build America Bond Trust, as of July 31, 2011, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from August 27, 2010 (commencement of operations) to July 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 28, 2011

Important Tax Information (Unaudited)

All of the ordinary income distributions paid by BlackRock Build America Bond Trust during the period ended July 31, 2011 qualify as interest-related dividends and short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	21

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

22	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2010

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				95 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2010

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				95 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				95 RICs consisting of 95 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2010

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				95 RICs consisting of 95 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2010

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				95 RICs consisting of 95 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2010	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 RICs consisting of 95 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2010

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				95 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2010

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				95 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	23

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2010

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				95 RICs consisting of 95 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. At the February 12, 2011 Board meeting, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year.

Interested Trustees[2]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the Investment Management and Mutual Fund Processing businesses from 1996 to 1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992; Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from 1986 to 1991.

			95 RICs consisting of 95 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2010

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			162 RICs consisting of 293 Portfolios	None

[2]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person,” as defined in the 1940 Act, of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

24	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2010

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2010	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2010

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2010	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Trust serve at the pleasure of the Board.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
State Street Bank and Trust Company
Boston, MA 02116

Transfer Agent
Computershare Trust Company, N.A.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

Effective April 14, 2011, Michael J. Castellano became Trustee of the Trust and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Trustee of the Trust, and Paul L. Audet became Trustee of the Trust.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	25

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard			W. Carl Kester
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BBN	54,594,545	740,993	0	54,643,373	692,165	0	54,525,538	810,000	0	54,658,269	677,269	0

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Fund Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act of 2002.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

26	BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

July 31, 2011
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BBN	$1.11225	—	$0.07075	$1.183	94%	—	6%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BUILD AMERICA BOND TRUST	JULY 31, 2011	27

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#BABT-07/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$34,000	N/A	$0	N/A	$14,100	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Build America Bond Trust	$14,100	N/A

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2011.

(a)(1)

The Fund is managed by a team of investment professionals comprised of Peter J. Hayes, Managing Director at BlackRock, Theodore R. Jaeckel, Jr., Managing Director at BlackRock, Michael A. Kalinoski, Managing Director at BlackRock, and James Pruskowski, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hayes, Jaeckel, Kalinoski and Pruskowski have been members of the registrant’s portfolio management team since 2010.

Portfolio Manager	Biography
Peter J. Hayes

Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael A. Kalinoski

Managing Director of BlackRock since 2006; Head of Municipal Bonds within BlackRock’s Fixed Income Portfolio Management Group since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. from 2000 to 2006.

James Pruskowski	Managing Director of BlackRock since 2006; Director of BlackRock from 2005 to 2006.

(a)(2)	As of July 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter J. Hayes	1	1	3	0	0	0
	$1.02 Billion	$43.95 Million	$1.63 Billion	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$19.39 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski	6	0	0	0	0	0
	$2.35 Billion	$0	$0	$0	$0	$0
James Pruskowski	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock, Inc. recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock, Inc. with respect to the same securities.  Moreover, BlackRock, Inc. may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock, Inc. owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock, Inc. purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock, Inc. attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock, Inc. with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the Blackrock, Inc.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Theodore R. Jaeckel, Jr. Michael A. Kalinoski	A combination of market-based indicies (e.g. Barclays Capital Municiple Bond Index), certain customized indicies and certain fund industry peer groups.
Peter J. Hayes James Pruskowski	One or a combination of Lipper General Bond Funds.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hayes, Jaeckel and Pruskowski have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Messrs. Hayes, Jaeckel, Kalinoski and Pruskowski have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Peter J. Hayes	$50,001 - $100,000
Theodore R. Jaeckel, Jr.	$10,001 - $50,000
Michael A. Kalinoski	$1 - $10,000
James Pruskowski	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: October 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Build America Bond Trust

Date: October 4, 2011